Taxes on Income (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Components of Company's deferred tax liabilities and assets
Net operating loss carry forward	[1]	$ 7,482	$ 7,623
Net capital loss carry forward	[1]	5,899	5,899
Allowances and provisions		131	110
Intangible assets, net		(246)	(119)
Deferred tax assets, gross		13,266	13,513
Valuation allowance	[2]	(13,266)	(13,513)
Net deferred tax Liability

[1]	See Note 16b.
[2]	In years 2017 and 2016, the Company has provided valuation allowances on deferred tax assets that results from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2017 was due to a decrease of net operating loss carry forward.